SECURITY AGREEMENT
                           ($1,300,000 Loan Agreement)

     This  Security  Agreement  (this "Agreement") is made as of May 21, 2004 by
                                       ---------
and  between  Positron Corporation, a Texas corporation (the "Debtor"), in favor
                                                              ------
of  IMAGIN  Diagnostic  Centers,  Inc., its successors and assigns (the "Secured
                                                                         -------
Party").
-----

                                R E C I T A L S :

     WHEREAS, the Debtor and the Secured Party are parties to that certain Note Purchase Agreement dated May 21, 2004, wherein the Secured Party agreed to purchase and Debtor agreed to sell Secured Convertible Promissory Notes in the principal amounts of $300,000 and $400,000 (the "Initial Notes");
                                                        --------------

     WHEREAS, the Debtor and Secured Party are parties to a Loan Agreement dated May 21, 2004, wherein Secured Party agreed to advance loans to Debtor in the aggregate amount of $1,300,000, to be evidenced by secured convertible promissory notes (each a "Credit Note");
                              ------------

     WHEREAS, the Debtor and Secured Party desire to enter into this Agreement pursuant to which the Debtor grants to Secured Party a security interest in the Collateral (as that term is hereinafter defined) to secure the payment and performance by the Debtor of its obligations under the Credit Notes;

     NOW, THEREFORE, in consideration of the purchase of the Credit Notes by the Secured Party and for other good and valuable consideration, the Debtor hereby agrees with the Secured Party as follows:

                               A G R E E M E N T :

     1.   Grant of Security Interest.
          --------------------------

          (a) To secure the Debtor's full and timely performance of all of the Debtor's indebtedness, liabilities and other obligations to the Secured Party pursuant to this Agreement and the Credit Note (including, without limitation, Debtor's obligation to timely pay the principal amount of the Credit Note, all interest accrued thereon, all fees and all other amounts payable by Debtor to the Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined) (the "Obligations"), the
                                                              -----------
Debtor hereby pledges, assigns, transfers, hypothecates and sets over to the Secured Party, and hereby grants to the Secured Party a security interest (the "Security Interest") in, all of Debtor's right, title and interest in, to and
 ------------------
under  the  property described on Exhibit A hereto, wherever located and whether
 -                                ---------
now existing or owned or hereafter acquired or arising (the "Collateral"), until
                                                             ----------
such  Obligations  are  paid  in  full.

          (b) Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) Secured Party shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder; provided, however, that Secured Party may perform such obligations or duties of Debtor if such have not been timely performed by Debtor, and if Secured Party performs such obligations or duties, Debtor shall pay to Secured Party on demand all reasonable expenses incurred by Secured Party in connection with such performance, and such obligation shall constitute Obligations secured by this Agreement.

          (c) This Agreement shall create a continuing security interest in the Collateral.

     2.   Representations and Warranties.  Debtor represents and warrants to the
          ------------------------------
Secured  Party  that:

          (a) Debtor's chief executive office and principal place of business is located at the address set forth in Schedule 1; Debtor's jurisdiction of
                                            ----------
organization  is  set  forth  in Schedule 1; Debtor's exact legal name is as set
                                 ----------
forth in the first paragraph of this Agreement; all other locations where Debtor conducts business or Collateral is kept are set forth in Schedule 1; and all
                                                             ----------
trade names and fictitious names under which Debtor at any time in the past has conducted or presently conducts its business operations are set forth in
Schedule  1.
-----------

          (b) Other than Permitted Liens, Debtor is the sole and complete owner of the Collateral, free from any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement (a "Lien"), and (ii) Debtor's grant of a
                                          ----
security interest in the Collateral under this Agreement, upon filing of the financing statement(s) in the office(s) of the Texas Secretary of State creates a perfected first priority security interest in the Collateral.

          (c)  For  the  purpose  of  this  Agreement "Permitted Liens" mean the
                                                       ---------------
following:

               (i)    the security interests granted pursuant to this Agreement;

               (ii) liens for taxes assessments or governmental charges or claims (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as (A) such reserves or other appropriate provisions, if any, as shall be required by generally accepted accounting principles (GAAP) shall have been made for any such contested amounts and (B) in the case of a lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such lien;

               (iii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

               (iv) any attachment or judgment lien not constituting an Event of Default;

               (v) leases or subleases granted to third parties and not interfering in any material respect with the ordinary conduct of the business of Debtor or any of its subsidiaries;

               (vi) liens arising from filing UCC financing statements relating solely to equipment leases;

               (vii) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and

               (viii) security interests granted in connection with the Initial Notes.

               "UCC" shall mean the Uniform Commercial Code, as in effect from time to time, of the State of Texas or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

     3.   Covenants.  From  and  after  the  date  of  this  Agreement until the
          ---------
Obligations  are  paid  in  full:

          (a)  Limitations  on  Liens.  With  the  exception of liens created in
               ----------------------
connection with the Initial Notes, the Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien or claim on or to the Collateral. The Debtor shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral, and will defend the right, title and interest of the Secured Party in and to any of the Collateral against the claims and demands of all other persons. With the exception of financing statements filed pursuant to the Initial Notes, no financing statements or other notices of security interests covering any Collateral or any proceeds thereof are currently on file in any public office and the Debtor shall not authorize any party (other than the Secured Party) to file a financing statement in any public office before the Obligations are paid in full.

          (b)  Financing  Statements,  Etc.  Debtor shall execute and deliver to
               ---------------------------
the Secured Party upon the request of the Secured Party as soon as possible after the closing of the transactions contemplated hereby and Debtor hereby authorizes the Secured Party to file (with or without Debtor's signature), at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, including but not limited to filings with the relevant patent, trademark and copyright authorities in connection with notice of the Secured Party's interest in the Company's intellectual property and rights, in form reasonably satisfactory to the Secured Party, and take all other action, as Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Collateral and to accomplish the purposes of this Agreement. Debtor will cooperate with Secured Party in obtaining control (as defined in the Uniform Commercial Code, as enacted in the State of Texas and amended from time to time (the "Code")) of Collateral
                                                           ----
consisting of deposit accounts, investment property, letter of credit rights and electronic chatter paper. Debtor will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party's security interest therein and obtaining an acknowledgment from the third party that is holding the Collateral for the benefit of Secured Party. Debtor will not create any chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel paper.

          (c)  Indemnification.  The  Debtor  will  defend,  indemnify  and hold
               ---------------
harmless the Secured Party against any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses): (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any governmental authority applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement.

          (d)  Maintenance  of  Records.  The  Debtor will keep and maintain, at
               ------------------------
its  own  expense,  complete  and  satisfactory  records  of  the  Collateral.

          (e)  Inspection  Rights.  The  Secured  Party  shall  have full access
               ------------------
during normal business hours, and upon reasonable prior notice, to all the books, correspondence and other records of the Debtor relating to the Collateral. The Secured Party or its representatives may examine such records and make photocopies or otherwise take extracts from such records. The Debtor shall render to the Secured Party, at the Debtor's expense, such clerical and other assistance as may be reasonably requested with regard to the exercise of its rights pursuant to this paragraph.

          (f)  Compliance  with  Laws.  The  Debtor  will comply in all material
               ----------------------
respects with all laws, rules, regulations and orders of any governmental authority applicable to any part of the Collateral or to the operation of the Debtor's business; provided, however, that the Debtor may contest any such law, rule, regulation or order in any reasonable manner which does not, in the reasonable opinion of the Debtor, adversely affect the Secured Party's rights or the priority of its liens on the Collateral.

          (g)  Payment  of  Obligations.  The  Debtor will pay promptly when due
               ------------------------
all taxes, assessments and governmental charges or levies imposed upon the Collateral or with respect to any of its income or profits derived from the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity of such charge is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest in the Collateral and (iii) such charge is adequately reserved against on the Debtor's books in accordance with generally accepted accounting principles.

          (h)  Limitations  on  Dispositions of Collateral.  The Debtor will not
               -------------------------------------------
sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, other than in the ordinary course of Debtor's business.

          (i)  Change  of  Location.  Debtor shall give prompt written notice to
               --------------------
Secured Party (and in any event not later than thirty (30) days following any change described below in this subsection) of: (i) any change in the location of Debtor's chief executive office or principal place of business, (ii) any change in the locations set forth in Schedule 1; (iii) any change in its name,
                                       ----------
(iv) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; and (v) any change in its jurisdiction of organization; provided that Debtor shall not locate any Collateral outside of the United States nor shall Debtor change its jurisdiction of organization to a jurisdiction outside of the United States.

          (j)  Insurance.  Debtor  shall  carry  and  maintain in full force and
               ---------
effect, at its own expense and with financially sound and reputable insurance companies, insurance with respect to the Collateral in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where Debtor operates.

          (k)  Corporate  Existence.  Debtor  shall  maintain  and  preserve its
               --------------------
corporate existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral, except in connection with any transactions expressly permitted by the Credit Note.

          (l)  Further Identification of Collateral.  The Debtor will furnish to
               ------------------------------------
the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

     4.   Secured  Party's  Appointment  as  Attorney-in-Fact.
          ---------------------------------------------------

          (a)  Powers.  The  Debtor  hereby  appoints  the Secured Party and any
               ------
officer or agent of the Secured Party, with full power of substitution, as its attorney-in-fact with full irrevocable power and authority in the place of the Debtor and in the name of the Debtor or their own name, from time to time in the Secured Party's discretion so long as an Event of Default has occurred and is continuing, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any instrument which may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the foregoing, so long as an Event of Default has occurred and is continuing, the Secured Party shall have the right, without notice to, or the consent of, the Debtor, to do any of the following on the Debtor's behalf:

               (i) to pay or discharge any taxes or liens levied or placed on or threatened against the Collateral;

               (ii) to direct any party liable for any payment under any of the Collateral to make payment of any and all amounts due or to become due thereunder directly to the Secured Party or as the Secured Party directs;

               (iii) to ask for or demand, collect, and receive payment of and receipt for, any payments due or to become due at any time in respect of or arising out of any Collateral;

               (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Collateral;

               (v) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral;

               (vi) to settle, compromise or adjust any suit, action or proceeding described in subsection (v) above and to give such discharges or releases in connection therewith as the Secured Party may deem appropriate;

               (vii) to assign and/or license any patent right included in the Collateral of Debtor (along with the goodwill of the business, if any, to which any such patent right pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and

               (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral and to take, at the Secured Party's option and the Debtor's expense, any actions which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's lien on the Collateral and to carry out the intent of this Agreement, in each case to the same extent as if the Secured Party was the absolute owner of the Collateral for all purposes.

The Debtor hereby ratifies whatever actions the Secured Party shall lawfully do or cause to be done in accordance with this Section 4. This power of attorney shall be a power coupled with an interest and shall be irrevocable.

          (b)  No  Duty  on  Secured  Party's Part.  The powers conferred on the
               -----------------------------------
Secured Party by this Section 4 are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party and its officers, directors, employees or agents shall, in the absence of willful misconduct or gross negligence, not be responsible to the Debtor for any act or failure to act pursuant to this Section 4.

     5.   Event of Default.  Any of the following events which shall occur or be
          ----------------
continuing shall constitute an "Event of Default," unless otherwise consented to
                                ----------------
in  writing  by  the  Secured  Party:

          (a) Any event, constituting an "Event of Default," as such terms are defined in Section 3 of the Credit Note.

          (b) Any representation or warranty by Debtor under or in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made.

          (c) Debtor shall fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement or the Credit Note on its part to be performed or observed and any such failure shall remain unremedied for a period of 15 days from the date of such failure.

          (d) Any material impairment in the value of the Collateral (other than normal depreciation) or the priority of Secured Party's Lien hereunder.

          (e)  Any  levy  upon,  seizure or attachment of any of the Collateral.

          (f) Any loss, theft or substantial damage to, or destruction of, any material portion of the Collateral (unless within 15 days after the occurrence of any such event, Debtor furnishes to Secured Party evidence satisfactory to Secured Party that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies naming Secured Party as an additional named insured or loss payee).

     6.   Performance  by  Secured Party of Debtor's Obligations.  If the Debtor
          ------------------------------------------------------
fails to perform or comply with any of its agreements or covenants contained in this Agreement and the Secured Party performs or complies, or otherwise causes performance or compliance, with such agreement or covenant in accordance with the terms of this Agreement, then the reasonable expenses of the Secured Party incurred in connection with such performance or compliance shall be payable by the Debtor to the Secured Party on demand and shall constitute Obligations secured by this Agreement.

     7.   Remedies.  If  an Event of Default has occurred and is continuing, the
          --------
Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement relating to the Obligations, all rights and remedies of a secured party under the Code or other applicable law. Without limiting the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon the Debtor or any other person (all of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances collect, receive, appropriate and realize upon any or all of the Collateral, and/or may sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver any or all of the Collateral (or contract to do any of the foregoing), in one or more parcels at a public or private sale or sales, at any exchange, broker's board or office of Secured Party or elsewhere upon such terms and conditions as the Secured Party may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase all or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is hereby waived or released to the extent permitted by law. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable expenses incurred therein or in connection with the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party under this Agreement (including, without limitation, reasonable attorneys' fees and expenses) to the payment in whole or in part of the Obligations, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Debtor. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least five (5) days before such sale or other disposition. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

     8.   Limitation  on  Duties Regarding Preservation of Collateral.  The sole
          -----------------------------------------------------------
duty of the Secured Party with respect to the custody, safekeeping and preservation of the Collateral, under the Code or otherwise, shall be to deal with it in the same manner as such Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

     9.   Powers  Coupled  with  an  Interest.  All  authorizations and agencies
          -----------------------------------
contained in this Agreement with respect the Collateral are irrevocable and powers coupled with an interest.

     10.  No  Waiver;  Cumulative  Remedies.  The Secured Party shall not by any
          ---------------------------------
act (except by a written instrument pursuant to Section 11(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Credit Note or in any breach of any of the terms and conditions of this Agreement. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any subsequent occasion. The rights and remedies provided in this Agreement are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     11.  Miscellaneous.
          -------------

          (a)  Amendments  and  Waivers.  Any  term  of  this  Agreement  may be
               ------------------------
amended with the written consent of the Debtor and Secured Party. Any amendment or waiver effected in accordance with this Section 11(a) shall be binding upon the parties and their respective successors and assigns.

          (b)  Transfer;  Successors  and  Assigns.  The terms and conditions of
               -----------------------------------
this Agreement shall be binding upon the Debtor and its successors and assigns and inure to the benefit of the Secured Party and its successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (c)  Governing  Law.  This  Agreement  and  all  acts and transactions
               --------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of law.

          (d)  Counterparts;  Facsimile  Signatures.  This  Agreement  may  be
               ------------------------------------
executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement may be executed by facsimile signatures.

          (e)  Titles  and  Subtitles.  The  titles  and  subtitles used in this
               ----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (f)  Notices.  Any  notice  required  or  permitted  by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid (airmail if sent internationally), if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

          (g)  Severability.  If  one  or  more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (h)  Entire  Agreement.  This Agreement, and the documents referred to
               -----------------
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto concerning such subject matter are expressly canceled.

          (i)  Code  Definitions.  All  terms  defined  in  the Code and as used
               -----------------
herein shall have the same definitions herein as specified therein; provided, however, that the term "instrument" shall be such term as defined in Article 9 of the Code rather than Article 3 of the Code.

     The Debtor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

                              DEBTOR:

                              POSITRON  CORPORATION

                              By:  /s/ Gary H. Brooks
                                 -----------------------------------------------
                                   Name: Gary H. Brooks
                                   Its:  President

                              Address:  1304 Langham Creek Drive #300
                                        Houston, Texas 77084
                                        Facsimile:  281-492-2961


                              SECURED PARTY:

                              IMAGIN DIAGNOSTIC CENTERS, INC.


                              By:  /s/ Cynthia R. Jordan
                                 -----------------------------------------------
                                   Name: Cynthia R. Jordan
                                   Its:  Chief Executive Officer


                              Address:  1835 Yonge St., Suite 500
                                        Toronto, Ontario, Canada M4S 1XB
                                        Facsimile:  416-646-8750

                                    EXHIBIT A
                                    ---------


     The Collateral shall consist of all right, title and interest of Debtor in all of its assets, including but not limited to the following:

     (i) all accounts, accounts receivable, contract rights, rights to payment, chattel paper, electronic chattel paper, commercial tort claims, letter of credit rights and proceeds of letters of credit, documents, securities, money and instruments, and investment property, whether held directly or through a securities intermediary, and other obligations of any kind owed to Debtor, however evidenced;

     (ii) all deposits and deposit accounts with any bank, savings and loan association, credit union or like organization, and all funds and amounts therein, and whether or not held in trust, or in custody or safekeeping, or otherwise restricted or designated for a particular purpose;

     (iii) all inventory, including, without limitation, all materials, raw materials, parts, components, work in progress, finished goods, merchandise, supplies, and all other goods which are held for sale, lease or other disposition or furnished under contracts of service or consumed in Debtor's business, including, without limitation, those held for display or demonstration or out on lease or consignment;

     (iv) all equipment, including, without limitation, all machinery, furniture, furnishings, fixtures, trade fixtures, tools, parts and supplies, automobiles, trucks, tractors and other vehicles, appliances, computer and other electronic data processing equipment and other office equipment, computer programs and related data processing software, and all additions substitutions, replacements, parts, accessories, and accessions to and for the foregoing;

     (v) all general intangibles and other personal property of Debtor, including, without limitation, (A) all tax and other refunds, rebates or credits of every kind and nature to which Debtor is now or hereafter may become entitled; (B) all intellectual property and all worldwide rights and interests therein of any type or description, including, without limitation, all inventions and discoveries, patents and patent applications, copyrights and applications for copyright (together with the underlying works of authorship) whether or not registered, together with any renewals and extensions thereof, trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, domain names, trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential and proprietary information, customer lists, other license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs, and the entire goodwill of or associated with the businesses now or hereafter conducted by Debtor connected with and symbolized by any of the aforementioned properties and assets, and all licenses relating to any of the foregoing, all reissuance, continuations and continuations-in-part of the foregoing, all other rights derived from or associated with the foregoing, including the right to sue and recover for past infringement, and all income and royalties with respect thereto;


                                    EXHIBIT A

(C) all good will, choses in action and causes of action; (D) all interests in limited and general partnerships and limited liability companies; and (E) all indemnity agreements, guaranties, insurance policies, insurance claims, and other contractual, equitable and legal rights of whatever kind or nature;

     (vi) all books, records and other written, electronic or other documentation in whatever form maintained by or for Debtor in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral; and

     (vii) all products and proceeds, including insurance proceeds, and supporting obligations of any and all of the foregoing.

                                   SCHEDULE 1
                                   ----------


BUSINESS  ADDRESS:           1304 Langham Creek Drive #300, Houston, Texas 77084
-----------------

INCORPORATED:                Texas
------------

OTHER  PLACES  OF  BUSINESS:     N/A
---------------------------  ----------------------

OTHER  BUSINESS  NAMES:          N/A
----------------------       ----------------------


                                   SCHEDULE 1